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                                                  March 8, 2001


Securities and Exchange Commission
450 Fifth Street, NW
Washington DC 20549


Gentlemen:


         We have read Item 4 of Form 8-K dated March 8, 2001 of MFC Development Corp. and are in agreement with the statements contained in paragraph (a) on page 2 therein. We have no basis to agree or disagree with other statements of the registrant contained therein.

                                                  /s/ Ernst & Young LLP




                                                                       EXHIBIT 1